                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Value-Added Market Series - Equity Portfolio

A MUTUAL FUND THAT SEEKS TO ACHIEVE A HIGH LEVEL
OF TOTAL RETURN ON ITS ASSETS THROUGH A COMBINATION
OF CAPITAL APPRECIATION AND CURRENT INCOME

                                                                   [COVER PHOTO]

                                                    Prospectus - August 29, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   2
                          FEES AND EXPENSES...........................................                   4
                          ADDITIONAL RISK INFORMATION.................................                   5
                          FUND MANAGEMENT.............................................                   6

Shareholder Information   PRICING FUND SHARES.........................................                   7
                          HOW TO BUY SHARES...........................................                   7
                          HOW TO EXCHANGE SHARES......................................                   9
                          HOW TO SELL SHARES..........................................                  10
                          DISTRIBUTIONS...............................................                  12
                          TAX CONSEQUENCES............................................                  12
                          SHARE CLASS ARRANGEMENTS....................................                  13

Financial Highlights      ............................................................                  20

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley Value-Added Market Series-Equity Portfolio seeks a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                           The Fund invests in a diversified portfolio of common stocks represented in the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Fund's value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., will adjust the Fund's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In addition, the Fund may purchase and sell stock index futures. Generally, the Fund would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.


The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


"Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-,"
"S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

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[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Unlike many mutual funds, the Fund is not "actively managed." Therefore, the Fund generally would not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Fund's performance to track the performance of the S&P 500 because the Fund uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Fund's position in such securities) in certain circumstances.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in foreign securities and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns. This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993 12.57%
'94  0.08%
'95  28.96%
'96  17.07%
'97  26.71%
'98  11.22%
'99  10.91%
2000 9.73%
'01  -2.96%
'02  -16.19%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF JUNE 30, 2003 WAS 12.87%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.46% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -17.74% (quarter ended September 30, 2002).

Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
 --------------------------------------------------------------------------
                            PAST 1 YEAR       PAST 5 YEARS    PAST 10 YEARS  LIFE OF FUND
 ----------------------------------------------------------------------------------------
  Class A(1): Return
  Before Taxes                    -19.97%              1.54%          --          2.17%
 ----------------------------------------------------------------------------------------
          S&P 500
          Index(2)                -22.09%             -0.58%          --          0.25%
 ----------------------------------------------------------------------------------------
          Lipper
          Multi-Cap
          Core Fund
          Index(3)                -21.74%             -0.66%          --          0.06%
 ----------------------------------------------------------------------------------------
  Class B(1): Return
  Before Taxes                    -20.38%              1.66%        9.02%           --
 ----------------------------------------------------------------------------------------
          Return After
          Taxes on
       Distributions(4)           -20.40%              0.04%        7.77%           --
 ----------------------------------------------------------------------------------------
          Return After
          Taxes on
          Distributions
          And Sale of
          Fund Shares             -12.51%              1.32%        7.46%           --
 ----------------------------------------------------------------------------------------
          S&P 500
          Index(2)                -22.09%             -0.58%        9.35%           --
 ----------------------------------------------------------------------------------------
          Lipper
          Multi-Cap
          Core Fund
          Index(3)                -21.74%             -0.66%        8.04%           --
 ----------------------------------------------------------------------------------------
  Class C(1): Return
  Before Taxes                    -17.01%              1.89%          --          2.44%
 ----------------------------------------------------------------------------------------
          S&P 500
          Index(2)                -22.09%             -0.58%          --          0.25%
 ----------------------------------------------------------------------------------------
          Lipper
          Multi-Cap
          Core Fund
          Index(3)                -21.74%             -0.66%          --          0.06%
 ----------------------------------------------------------------------------------------
  Class D(1): Return
  Before Taxes                    -15.34%              2.88%          --          3.43%
 ----------------------------------------------------------------------------------------
          S&P 500
          Index(2)                -22.09%             -0.58%          --          0.25%
 ----------------------------------------------------------------------------------------
          Lipper
          Multi-Cap
          Core Fund
          Index(3)                -21.74%             -0.66%          --          0.06%
 ----------------------------------------------------------------------------------------

 1 Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on December 1, 1987.
 2 The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
 3 The Lipper Multi-Cap Core Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.
 4 These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[Sidebar]

SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended June 30, 2003.
[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                CLASS A   CLASS B   CLASS C   CLASS D
 -------------------------------------------------------------------------------------
  SHAREHOLDER FEES
 -------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                         5.25%(1) None      None      None
 -------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
  (as a percentage based on the lesser of the
  offering price or net asset value at
  redemption)                                   None(2)    5.00%(3)  1.00%(4) None
 -------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
 -------------------------------------------------------------------------------------
  Management fee                                 0.47%     0.47%     0.47%     0.47%
 -------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees          0.24%     1.00%     1.00%    None
 -------------------------------------------------------------------------------------
  Other expenses                                 0.18%     0.18%     0.18%     0.18%
 -------------------------------------------------------------------------------------
  Total annual Fund operating expenses           0.89%     1.65%     1.65%     0.65%
 -------------------------------------------------------------------------------------

 1    Reduced for purchases of $25,000 and over.
 2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
 3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
 4    Only applicable if you sell your shares within one year after purchase.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

              IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
 ---------------------------------------------------  ----------------------------------
                  1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ---------------------------------------------------  ----------------------------------
  Class A          $611    $794    $  992    $1,564    $611    $794     $992     $1,564
 ---------------------------------------------------  ----------------------------------
  Class B          $668    $820    $1,097    $1,955    $168    $520     $897     $1,955
 ---------------------------------------------------  ----------------------------------
  Class C          $268    $520    $  897    $1,955    $168    $520     $897     $1,955
 ---------------------------------------------------  ----------------------------------
  Class D          $ 66    $208    $  362    $  810    $ 66    $208     $362     $  810
 ---------------------------------------------------  ----------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in the common stocks of foreign corporations (including depositary receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

Depositary receipts involve substantially indentical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Futures. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of July 31, 2003.
[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY, 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

                           The Fund is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended June 30, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.47% of the Fund's average daily net assets.

[Sidebar]

CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds
[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

                           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares:
                           Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

 MINIMUM INVESTMENT AMOUNTS
 ----------------------------------------------------------------------------------------
                                                                      MINIMUM INVESTMENT
                                                                      -------------------
 INVESTMENT OPTIONS                                                   INITIAL  ADDITIONAL
 ----------------------------------------------------------------------------------------
  Regular Accounts                                                    $1,000     $100
 ----------------------------------------------------------------------------------------
  Individual Retirement Account                                       $1,000     $100
 ----------------------------------------------------------------------------------------
  Coverdell Education Savings
  Account                                                             $  500     $100
 ----------------------------------------------------------------------------------------
  EASYINVEST-SM-
  (Automatically from your
  checking or savings account
  or
  Money Market Fund)                                                  $  100*    $100*
 ----------------------------------------------------------------------------------------
 *  PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Value-Added Market Series -- Equity Portfolio.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage
 [ICON]             of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stock investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

[Sidebar]

FRONT-END SALES CHARGE
OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

The chart below compares the sales charge and the annual 12b-1 fee applicable to each Class:

                                                                             MAXIMUM
 CLASS     SALES CHARGE                                                  ANNUAL 12B-1 FEE
 ----------------------------------------------------------------------------------------
  A        Maximum 5.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold
           without an initial sales charge are generally subject to a
           1.0% CDSC during the first year                                    0.25%
 ----------------------------------------------------------------------------------------
  B        Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years                                                    1.00%
 ----------------------------------------------------------------------------------------
  C        1.0% CDSC during the first year                                    1.00%
 ----------------------------------------------------------------------------------------
  D        None                                                           None
 ----------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                       FRONT-END SALES CHARGE
                                          ------------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE OF
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE     NET AMOUNT INVESTED
------------------------------------------------------------------------------------------
 Less than $25,000                                    5.25%                     5.54%
------------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.75%                     4.99%
------------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       4.00%                     4.17%
------------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      3.00%                     3.09%
------------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.50%                     2.56%
------------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    2.00%                     2.04%
------------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                     0.00%
------------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

[Sidebar]

CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                           CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
 --------------------------------------------------------------
  First                                            5.0%
 --------------------------------------------------------------
  Second                                           4.0%
 --------------------------------------------------------------
  Third                                            3.0%
 --------------------------------------------------------------
  Fourth                                           2.0%
 --------------------------------------------------------------
  Fifth                                            2.0%
 --------------------------------------------------------------
  Sixth                                            1.0%
 --------------------------------------------------------------
  Seventh and thereafter                           None
 --------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
 ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares
--------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED JUNE 30
                                -------------------------------------------------------------------------
                                    2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $29.59         $32.08         $34.80         $40.58         $38.63
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++           0.23           0.23           0.27           0.34           0.35
    Net realized and
    unrealized gain (loss)           (0.34)         (2.32)          3.57          (1.76)          4.55
                                   -------        -------        -------        -------        -------
 Total income (loss) from
 investment operations               (0.11)         (2.09)          3.84          (1.42)          4.90
---------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income            (0.11)         (0.36)         (0.27)         (0.31)         (0.34)
    Net realized gain                (0.01)         (0.04)         (6.29)         (4.05)         (2.61)
                                   -------        -------        -------        -------        -------
 Total dividends and
 distributions                       (0.12)         (0.40)         (6.56)         (4.36)         (2.95)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                             $29.36         $29.59         $32.08         $34.80         $40.58
---------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                       (0.32)%        (6.53)%        12.37%         (3.11)%        14.17%
---------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(1)
---------------------------------------------------------------------------------------------------------
 Expenses                             0.89%          0.85%          0.84%          0.83%          0.80%
---------------------------------------------------------------------------------------------------------
 Net investment income                0.88%          0.73%          0.83%          0.93%          0.87%
---------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                         $27,491        $19,625        $20,652        $18,489        $25,187
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                25%             9%             5%            11%            13%
---------------------------------------------------------------------------------------------------------

 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class B Shares
--------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED JUNE 30
                                -------------------------------------------------------------------------
                                    2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $29.54          $31.91         $34.76         $40.50         $38.54
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income
    (loss)++                          0.03           (0.01)          0.03           0.10           0.11
    Net realized and
    unrealized gain (loss)           (0.35)          (2.30)          3.54          (1.74)          4.57
                                  --------      ----------     ----------     ----------     ----------
 Total income (loss) from
 investment operations               (0.32)          (2.31)          3.57          (1.64)          4.68
---------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income            (0.01)          (0.02)         (0.13)         (0.05)         (0.11)
    Net realized gain                (0.01)          (0.04)         (6.29)         (4.05)         (2.61)
                                  --------      ----------     ----------     ----------     ----------
 Total dividends and
 distributions                       (0.02)          (0.06)         (6.42)         (4.10)         (2.72)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                             $29.20          $29.54         $31.91         $34.76         $40.50
---------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                       (1.08)%         (7.23)%        11.50%         (3.73)%        13.47%
---------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(1)
---------------------------------------------------------------------------------------------------------
 Expenses                             1.65%           1.60%          1.59%          1.48%          1.42%
---------------------------------------------------------------------------------------------------------
 Net investment income (loss)         0.12%          (0.02)%         0.08%          0.28%          0.25%
---------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                        $928,148      $1,037,039     $1,092,195     $1,102,819     $1,497,116
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                25%              9%             5%            11%            13%
---------------------------------------------------------------------------------------------------------

 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class C Shares
--------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED JUNE 30
                                -------------------------------------------------------------------------
                                    2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $29.22         $31.76         $34.61         $40.33         $38.46
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income
    (loss)++                          0.03          (0.01)          0.04           0.09           0.04
    Net realized and
    unrealized gain (loss)           (0.35)         (2.28)          3.53          (1.73)          4.56
                                   -------        -------        -------        -------        -------
 Total income (loss) from
 investment operations               (0.32)         (2.29)          3.57          (1.64)          4.60
---------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income            (0.02)         (0.21)         (0.13)         (0.03)         (0.12)
    Net realized gain                (0.01)         (0.04)         (6.29)         (4.05)         (2.61)
                                   -------        -------        -------        -------        -------
 Total dividends and
 distributions                       (0.03)         (0.25)         (6.42)         (4.08)         (2.73)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                             $28.87         $29.22         $31.76         $34.61         $40.33
---------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                       (1.09)%        (7.23)%        11.57%         (3.76)%        13.31%
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:(1)
---------------------------------------------------------------------------------------------------------
 Expenses                             1.65%          1.60%          1.54%          1.50%          1.57%
---------------------------------------------------------------------------------------------------------
 Net investment income (loss)         0.12%         (0.02)%         0.13%          0.26%          0.10%
---------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                         $30,809        $23,962        $11,063         $8,294        $10,748
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                25%             9%             5%            11%            13%
---------------------------------------------------------------------------------------------------------

 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class D Shares
--------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED JUNE 30
                                -------------------------------------------------------------------------
                                    2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $29.63         $32.19         $34.88         $40.65         $38.69
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++           0.30           0.30           0.38           0.42           0.47
    Net realized and
    unrealized gain (loss)           (0.34)         (2.33)          3.54          (1.76)          4.52
                                  --------        -------        -------        -------        -------
 Total income (loss) from
 investment operations               (0.04)         (2.03)          3.92          (1.34)          4.99
---------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income            (0.14)         (0.49)         (0.32)         (0.38)         (0.42)
    Net realized gain                (0.01)         (0.04)         (6.29)         (4.05)         (2.61)
                                  --------        -------        -------        -------        -------
 Total dividends and
 distributions                       (0.15)         (0.53)         (6.61)         (4.43)         (3.03)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                             $29.44         $29.63         $32.19         $34.88         $40.65
---------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                       (0.09)%        (6.28)%        12.59%         (2.89)%        14.43%
---------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(1)
---------------------------------------------------------------------------------------------------------
 Expenses                             0.65%          0.60%          0.60%          0.59%          0.59%
---------------------------------------------------------------------------------------------------------
 Net investment income                1.12%          0.98%          1.07%          1.17%          1.08%
---------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                        $152,558        $98,886        $14,078        $46,199        $56,541
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                25%             9%             5%            11%            13%
---------------------------------------------------------------------------------------------------------

 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes

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                          ------------------------------------------------------

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 24

  Morgan Stanley Funds
-----------------------------------------

- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Growth Fund
 KLD Social Index Fund
 Market Leader Trust
 Nasdaq-100 Index Fund
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund

- GROWTH + INCOME FUNDS
 Allocator Fund
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 Mid-Cap Value Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Value Fund
 Value-Added Market Series -
   Equity Portfolio

- INCOME FUNDS
 Federal Securities Trust
 Flexible Income Trust
 High Yield Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 Quality Income Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- SPECIALTY FUNDS
 Biotechnology Fund
 Financial Services Trust
 Global Utilities Fund
 Health Sciences Trust
 Information Fund
 Natural Resource Development Securities
 Real Estate Fund
 Technology Fund
 Utilities Fund

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
  NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

  Class A:   VADAX      Class C:   VADCX
--------------------  --------------------

  Class B:   VADBX      Class D:   VADDX
--------------------  --------------------

Morgan Stanley
Value-Added Market Series - Equity Portfolio

                                                                   [COVER PHOTO]
A MUTUAL FUND THAT SEEKS
TO ACHIEVE A HIGH LEVEL OF
TOTAL RETURN ON ITS ASSETS
THROUGH A COMBINATION OF
CAPITAL APPRECIATION AND
CURRENT INCOME

                                                    Prospectus - August 29, 2003

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5181)
        CLF #38565

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 29, 2003

MORGAN STANLEY
VALUE-ADDED
MARKET SERIES --
EQUITY PORTFOLIO

----------------------------------------------------------------------

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated August 29, 2003) for the Morgan Stanley Value-Added Market Series -- Equity Portfolio may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    I.  Fund History.....................................................           4
   II.  Description of the Fund and Its Investments and Risks............           4
        A. Classification................................................           4
        B. Investment Strategies and Risks...............................           4
        C. Fund Policies/Investment Restrictions.........................           8
  III.  Management of the Fund...........................................           9
        A. Board of Trustees.............................................           9
        B. Management Information........................................           9
        C. Compensation..................................................          16
   IV.  Control Persons and Principal Holders of Securities..............          19
    V.  Investment Management and Other Services.........................          19
        A. Investment Manager............................................          19
        B. Principal Underwriter.........................................          19
        C. Services Provided by the Investment Manager...................          20
        D. Dealer Reallowances...........................................          21
        E. Rule 12b-1 Plan...............................................          21
        F. Other Service Providers.......................................          25
        G. Codes of Ethics...............................................          25
   VI.  Brokerage Allocation and Other Practices.........................          26
        A. Brokerage Transactions........................................          26
        B. Commissions...................................................          26
        C. Brokerage Selection...........................................          26
        D. Directed Brokerage............................................          27
        E. Regular Broker-Dealers........................................          27
  VII.  Capital Stock and Other Securities...............................          27
 VIII.  Purchase, Redemption and Pricing of Shares.......................          28
        A. Purchase/Redemption of Shares.................................          28
        B. Offering Price................................................          29
   IX.  Taxation of the Fund and Shareholders............................          30
    X.  Underwriters.....................................................          32
   XI.  Calculation of Performance Data..................................          32
  XII.  Financial Statements.............................................          34
 XIII.  Morgan Stanley Investment Management Proxy Voting Policy and
        Procedures.......................................................  Appendix A

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

    "CUSTODIAN" -- The Bank of New York.

    "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

    "FUND" -- Morgan Stanley Value-Added Market Series--Equity Portfolio, a registered open-end investment company.

    "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

    "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

    "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

    "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

    "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

    "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on May 27, 1987 under the name Dean Witter Value-Added Market Series. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Value-Added Market Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Value-Added Market Series.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company presently consisting of a single investment portfolio, the Equity Portfolio, whose investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks" and "Additional Risk Information."

    DISCLAIMER. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    INVESTMENT STRATEGY. The Investment Manager may eliminate one or more securities from the Fund's portfolio (or elect not to increase the Fund's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger;
(b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Fund, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Fund's portfolio, or recommence purchases, when and if those conditions cease to exist.

    STOCK INDEX FUTURES TRANSACTIONS. The Fund may invest in stock index futures.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    LIMITATIONS ON FUTURES CONTRACTS. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. The prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

    In addition, if the Fund holds a long position in a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund.

    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and
(ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

    1. Seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund MAY NOT:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer;

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities;

    4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities;

    5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers;

    6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

    7. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options;

    8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

    9. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

    10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed);

    11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets;

    12. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money;

    13. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities;

    14.  Make short sales of securities;

    15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin;

    16. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days;

    17. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

    18. Invest for the purpose of exercising control or management of any other issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by

Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

    TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*            PAST 5 YEARS**          BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (62)        Trustee      Since        Retired; Director or Trustee       216      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               April 1994   of the Retail Funds and TCW/DW              Corporation.
Maw LLP                                             Term Trust 2003 (since April
Counsel to the                                      1994) and the Institutional
Independent Directors                               Funds (since July 2003);
1675 Broadway                                       formerly Vice Chairman of
New York, NY                                        Kmart Corporation (December
                                                    1998-October 2000), Chairman
                                                    and Chief Executive Officer of
                                                    Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

----------------------------------
 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*            PAST 5 YEARS**          BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Edwin J. Garn (70)        Trustee      Since        Director or Trustee of the         216      Director of Franklin
c/o Summit Ventures LLC                January      Retail Funds and TCW/DW Term                Covey (time management
1 Utah Center                          1993         Trust 2003 (since January                   systems), BMW Bank of
201 S. Main Street                                  1993) and the Institutional                 North America, Inc.
Salt Lake City, UT                                  Funds (since July 2003);                    (industrial loan
                                                    member of the Utah Regional                 corporation), United
                                                    Advisory Board of Pacific                   Space Alliance (joint
                                                    Corp.; formerly United States               venture between Lockheed
                                                    Senator (R-Utah) (1974-1992)                Martin and the Boeing
                                                    and Chairman, Senate Banking                Company) and Nuskin Asia
                                                    Committee (1980-1986), Mayor                Pacific (multilevel
                                                    of Salt Lake City, Utah                     marketing); member of the
                                                    (1971-1974), Astronaut, Space               board of various civic
                                                    Shuttle Discovery                           and charitable
                                                    (April 12-19, 1985), and Vice               organizations.
                                                    Chairman, Huntsman Corporation
                                                    (chemical company).

Wayne E. Hedien (69)      Trustee      Since        Retired; Director or Trustee       216      Director of The PMI Group
c/o Mayer, Brown, Rowe &               September    of the Retail Funds and TCW/DW              Inc. (private mortgage
Maw LLP                                1997         Term Trust 2003; (Since                     insurance); Trustee and
Counsel to the                                      September 1997) and the                     Vice Chairman of The
Independent Directors                               Institutional Funds (since                  Field Museum of Natural
1675 Broadway                                       July 2003); formerly                        History; director of
New York, NY                                        associated with the Allstate                various other business
                                                    Companies (1966-1994), most                 and charitable
                                                    recently as Chairman of The                 organizations.
                                                    Allstate Corporation (March
                                                    1993-December 1994) and
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

Dr. Manuel H. Johnson     Trustee      Since        Chairman of the Audit              216      Director of NVR, Inc.
(54)                                   July 1991    Committee and Director or                   (home construction);
c/o Johnson Smick                                   Trustee of the Retail Funds                 Chairman and Trustee of
International, Inc.                                 and TCW/DW Term Trust 2003                  the Financial Accounting
2099 Pennsylvania                                   (since July 1991) and the                   Foundation (oversight
Avenue, N.W.                                        Institutional Funds (since                  organization of the
Suite 950                                           July 2003); Senior Partner,                 Financial Accounting
Washington, D.C.                                    Johnson Smick                               Standards Board);
                                                    International, Inc., a                      Director of RBS Greenwich
                                                    consulting firm; Co-Chairman                Capital Holdings
                                                    and a founder of the Group of               (financial holding
                                                    Seven Council (G7C), an                     company).
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Joseph J. Kearns (60)     Trustee      Since July   Deputy Chairman of the Audit       217      Director of Electro Rent
PMB754                                 2003         Committee and Director or                   Corporation (equipment
23852 Pacific                                       Trustee of the Retail Funds                 leasing), The Ford Family
Coast Highway                                       and TCW/DW Term Trust 2003                  Foundation, and the UCLA
Malibu, CA                                          (since July 2003) and the                   Foundation.
                                                    Institutional Funds (since
                                                    August 1994); previously
                                                    Chairman of the Audit
                                                    Committee of the Institutional
                                                    Funds (October 2001-July
                                                    2003); President, Kearns &
                                                    Associates LLC (investment
                                                    consulting); formerly CFO of
                                                    the J. Paul Getty Trust.

----------------------------------
 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*            PAST 5 YEARS**          BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael E. Nugent (67)    Trustee      Since July   Chairman of the Insurance          216      Director of various
c/o Triumph Capital,                   1991         Committee and Director or                   business organizations.
L.P.                                                Trustee of the Retail Funds
445 Park Avenue                                     and TCW/DW Term Trust 2003
New York, NY                                        (since July 1991) and the
                                                    Institutional Funds (since
                                                    July 2001); General Partner of
                                                    Triumph Capital, L.P., a
                                                    private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

Fergus Reid (71)          Trustee      Since July   Chairman of the Governance         217      Trustee and Director of
85 Charles Colman Blvd.                2003         Committee and Director or                   certain investment
Pawling, NY                                         Trustee of the Retail Funds                 companies in the JPMorgan
                                                    and TCW/DW Term Trust 2003                  Funds complex managed by
                                                    (since July 2003) and the                   JP Morgan Investment
                                                    Institutional Funds (since                  Management Inc.
                                                    June 1992); Chairman of
                                                    Lumelite Plastics Corporation.

  The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                           FUND
                                                                                          COMPLEX
                             POSITION(S)   LENGTH OF                                    OVERSEEN BY
 NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE       REGISTRANT     SERVED*            PAST 5 YEARS**             TRUSTEE            BY TRUSTEE
---------------------------  -----------  -----------  ------------------------------  -------------  -------------------------
Charles A. Fiumefreddo (70)  Chairman of  Since        Chairman and Director or             216       None
c/o Morgan Stanley Trust     the Board    July 1991    Trustee of the Retail Funds
Harborside Financial         and Trustee               and TCW/DW Term Trust 2003
Center,                                                (since July 1991) and the
Plaza Two,                                             Institutional Funds (since
Jersey City, NJ                                        July 2003); formerly Chief
                                                       Executive Officer of the
                                                       Retail Funds and the TCW/DW
                                                       Term Trust 2003 (until
                                                       September 2002).

James F. Higgins (55)        Trustee      Since        Director or Trustee of the           216       Director of AXA
c/o Morgan Stanley Trust                  June 2000    Retail Funds and TCW/DW Term                   Financial, Inc. and The
Harborside Financial                                   Trust 2003 (since June 2000)                   Equitable Life Assurance
Center,                                                and the Institutional Funds                    Society of the United
Plaza Two,                                             (since July 2003); Senior                      States (financial
Jersey City, NJ                                        Advisor of Morgan Stanley                      services).
                                                       (since August 2000); Director
                                                       of the Distributor and Dean
                                                       Witter Realty Inc.; previously
                                                       President and Chief Operating
                                                       Officer of the Private Client
                                                       Group of Morgan Stanley (May
                                                       1999-August 2000), and
                                                       President and Chief Operating
                                                       Officer of Individual
                                                       Securities of Morgan Stanley
                                                       (February 1997-May 1999).

----------------------------------
 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                           FUND
                                                                                          COMPLEX
                             POSITION(S)   LENGTH OF                                    OVERSEEN BY
 NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE       REGISTRANT     SERVED*            PAST 5 YEARS**             TRUSTEE            BY TRUSTEE
---------------------------  -----------  -----------  ------------------------------  -------------  -------------------------
Philip J. Purcell (59)       Trustees     Since April  Director or Trustee of the           216       Director of American
1585 Broadway                             1994         Retail Funds and TCW/DW Term                   Airlines, Inc. and its
New York, NY                                           Trust 2003 (since April 1994)                  parent company, AMR
                                                       and the Institutional Funds                    Corporation.
                                                       (since July 2003); Chairman of
                                                       the Board of Directors and
                                                       Chief Executive Officer of
                                                       Morgan Stanley and Morgan
                                                       Stanley DW Inc.; Director of
                                                       the Distributor; Chairman of
                                                       the Board of Directors and
                                                       Chief Executive Officer of
                                                       Novus Credit Services Inc.;
                                                       Director and/ or officer of
                                                       various Morgan Stanley
                                                       subsidiaries.

----------------------------------
 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED*                             PAST 5 YEARS**
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                             Investment Management Inc.; President, Director and
New York, NY                                                            Chief Executive Officer of the Investment Manager and
                                                                        Morgan Stanley Services; Chairman, Chief Executive
                                                                        Officer and Director of the Distributor; Chairman and
                                                                        Director of the Transfer Agent; Director of various
                                                                        Morgan Stanley subsidiaries; President of Morgan
                                                                        Stanley Investments LP (since February 2003); President
                                                                        of the Institutional Funds (since July 2003) and
                                                                        President of the Retail Funds and TCW/DW Term Trust
                                                                        2003 (since May 1999); Trustee (since July 2003) and
                                                                        President (since December 2002) of the Van Kampen
                                                                        Closed-End Funds; Trustee (since May 1999) and
                                                                        President (since October 2002) of the Van Kampen
                                                                        Open-End Funds.

Barry Fink (48)                 Vice President   Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     and General                             (since December 2000) of Morgan Stanley Investment
New York, NY                    Counsel                                 Management; Managing Director (since December 2000),
                                                                        Secretary (since February 1997) and Director (since
                                                                        July 1998) of the Investment Manager and Morgan Stanley
                                                                        Services; Assistant Secretary of Morgan Stanley DW;
                                                                        Chief Legal Officer of Morgan Stanley Investments LP
                                                                        (since July 2002); Vice President of the Institutional
                                                                        Funds (since July 2003); Vice President and Secretary
                                                                        of the Distributor; previously Secretary of the Retail
                                                                        Funds (February 1997-July 2003); previously Vice
                                                                        President and Assistant General Counsel of the
                                                                        Investment Manager and Morgan Stanley Services
                                                                        (February 1997-December 2001).

----------------------------------
 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED*                             PAST 5 YEARS**
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Ronald E. Robison (64)          Executive Vice   Since April 2003       Chief Global Operations Officer and Managing Director
1221 Avenue of the Americas     President and                           of Morgan Stanley Investment Management Inc.; Managing
New York, NY                    Principal                               DIrector of Morgan Stanley & Co. Incorporated; Managing
                                Executive                               DIrector of Morgan Stanley; Managing Director, Chief
                                Officer                                 Administrative Officer and Director of the Investment
                                                                        Manager and Morgan Stanley Services; Chief Executive
                                                                        Officer and Director of the Transfer Agent; Executive
                                                                        Vice President and Principal Executive Officer of the
                                                                        Institutional Funds (since July 2003); and the TCW/DW
                                                                        Term Trust 2003 (since April 2003); previously
                                                                        President of the Institutional Funds (March 2001-July
                                                                        2003) and Director of the Institutional Funds (March
                                                                        2001-July 2003).

Joseph J. McAlinden (60)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent, Chief Investment
                                                                        Officer of the Van Kampen Funds; Vice President of the
                                                                        Institutional Funds (since July 2003) and the Retail
                                                                        Funds (since July 1995).

Stefanie V. Chang (36)          Vice President   Since July 2003        Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas                                             Stanley Investment Management Inc. and Vice President
New York, NY                                                            of the Institutional Funds (since December 1997) and
                                                                        the Retail Funds (since July 2003); formerly practiced
                                                                        law with the New York law firm of Rogers & Wells (now
                                                                        Clifford Chance LLP).

Francis Smith (37)              Treasurer and    Treasurer since July   Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust        Chief Financial  2003 and Chief         Stanley Services (since December 2001); previously Vice
Harborside Financial Center,    Officer          Financial Officer      President of the Retail Funds (September 2002-July
Plaza Two,                                       since September 2002   2003); previously Vice President of the Investment
Jersey City, NJ                                                         Manager and Morgan Stanley Services (August
                                                                        2000-November 2001) and Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)           Vice President   Since July 2003        Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                            and Morgan Stanley Services; previously Treasurer of
Plaza Two,                                                              the Retail Funds (April 1989-July 2003); formerly First
Jersey City, NJ                                                         Vice President of the Investment Manager, the
                                                                        Distributor and Morgan Stanley Services.

Mary E. Mullin (36)             Secretary        Since July 2003        Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                             Morgan Stanley Investment Management Inc.; Secretary of
New York, NY                                                            the Institutional Funds (since June 1999) and the
                                                                        Retail Funds (since July 2003); formerly practiced law
                                                                        with the New York law firms of McDermott, Will & Emery
                                                                        and Skadden, Arps, Slate, Meagher & Flom LLP.

----------------------------------
 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

  In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
       NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2002)                      (AS OF DECEMBER 31, 2002)
------------------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:

Michael Bozic                                   none                                           over $100,000

Edwin J. Garn                              $10,001-$50,000                                     over $100,000

Wayne E. Hedien                                 none                                           over $100,000

Dr. Manuel H. Johnson                           none                                           over $100,000

Michael E. Nugent                           over $100,000                                      over $100,000

INTERESTED:

Charles A. Fiumefreddo                      over $100,000                                      over $100,000

James F. Higgins                                none                                           over $100,000

Philip J. Purcell                         $50,001-$100,000                                     over $100,000

  As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

    INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Funds' fiscal year ended June 30, 2003, the Audit Committee held six meetings.

    The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic Reid, and Garn. The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Fund's most recent fiscal year end.

    Finally, the board of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Funds' fiscal year ended June 30, 2003, the Insurance Committee held one meeting.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    Effective August 1, 2003, each Independent Trustee will receive an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee will receive $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee will receive an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee will receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee will be paid by the Retail Funds and Institutional Funds, and will be allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

    Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company received no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

    The following tables illustrate the compensation that the Fund paid to its Trustees for the fiscal year ended June 30, 2003. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the Fund's last fiscal year and therefore did not receive compensation from the Fund for that period.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................      $1,817
Edwin J. Garn.................................................       1,817
Wayne E. Hedien...............................................       1,817
Dr. Manuel H. Johnson.........................................       2,581
Michael E. Nugent.............................................       2,360
Charles A. Fiumefreddo........................................       5,014

   The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Fund complex (consisting of 217 portfolios) that were in operation at December 31, 2002. None of the Funds' Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messrs. Nugent, Kearns and Reid, who received compensation for services as Director/Trustee to 14 other registered funds (13 in the case of Mr. Nugent) (consisting of 91 portfolios) (90 in the case of Mr. Nugent) in the Fund Complex.

               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX

                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                    MORGAN
                                                                    STANLEY
NAME OF TRUSTEE                                                  FUND COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................     $ 159,650
Edwin J. Garn.................................................       159,650
Wayne E. Hedien...............................................       158,950
Dr. Manuel H. Johnson.........................................       226,063
Joseph J. Kearns*.............................................        95,500
Michael E. Nugent.............................................       296,475
Fergus Reid*..................................................        95,500
Charles A. Fiumefreddo........................................       360,000


--------------------------
*Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

  As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following tables illustrate the retirement benefits accrued to the Fund's Independent Trustees for the fiscal year ended June 30, 2003 and by the 49 Morgan Stanley Retail Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of June 30, 2003 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Funds during the Funds' last fiscal year or during the last calendar year and therefore did not accrue any retirement benefits. Furthermore, as of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.

     RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY RETAIL FUNDS

                                  FOR ALL ADOPTING FUNDS                  RETIREMENT
                             --------------------------------              BENEFITS                      ESTIMATED ANNUAL
                                ESTIMATED                                 ACCRUED AS                         BENEFITS
                                CREDITED                                   EXPENSES                     UPON RETIREMENT(2)
                                YEARS OF         ESTIMATED     --------------------------------  --------------------------------
                               SERVICE AT      PERCENTAGE OF                        BY ALL            FROM           FROM ALL
                               RETIREMENT        ELIGIBLE          BY THE          ADOPTING            THE           ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)     COMPENSATION         FUND             FUNDS            FUND             FUNDS
---------------------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Michael Bozic..............        10             60.44%            $385            $18,457          $  967           $47,838
Edwin J. Garn..............        10             60.44              580             23,881             985            47,878
Wayne E. Hedien............         9             51.37              738             34,473             837            40,842
Dr. Manuel H. Johnson......        10             60.44              392             19,803           1,420            70,050
Michael E. Nugent..........        10             60.44              661             32,362           1,269            62,646

--------------------------

1 An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
2 Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding Class A Shares of the Fund on August 7, 2003 Michael Moye and Rose Jackson Moye, Trustee of The Moye Living Trust, dated 11-56-96 Account 1, 1137 Second Street Suite 119, Santa Monica, CA 90403-5073 -- 14.43% and FIIOC FGO Plains Exploration and Production Company 401
(k) Plan, 100 Magellan Way (KWIC), Covington, KY 41015-1987 -- 5.40%

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.45% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.425% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.40% to the portion of daily net assets in excess of $2 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended June 30, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $5,432,381, $5,345,377 and $4,832,111, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended June 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                  2003                2002                2001
                           ------------------  ------------------  ------------------
Class A..................   FSCs:(1)  $147,508  FSCs:(1)  $159,445  FSCs:(1)  $25,892
                           CDSCs:     $    12  CDSCs:     $    10  CDSCs:     $     0
Class B..................  CDSCs:     $892,336 CDSCs:     $776,953 CDSCs:     $762,898
Class C..................  CDSCs:     $11,156  CDSCs:     $ 4,848  CDSCs:     $   995

------------------------

(1)  FSCs apply to Class A only.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
June 30, 2003, of $8,640,791. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended June 30, 2003 Class A and Class C shares of the Fund accrued payments under the Plan amounting to $49,470 and $244,704, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which
(i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended June 30, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $165,983,280 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 5.61% ($9,319,084) -- advertising and promotional expenses; (ii) 0.19% ($301,574) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 94.20% ($156,362,622) -- other expenses, including the gross sales credit and the carrying charge, of which 19.67% ($30,750,344) represents carrying charges, 25.74% ($40,254,511)
represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 36.44% ($56,978,607) represents overhead and other branch office distribution-related expenses and 18.15% ($28,379,160) represents excess distribution expenses of the Value-Added Market Portfolio of Dean Witter Retirement Series, the net assets of which were combined with those of the Fund on September 11, 1998 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended June 30, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's
Class B shares, totaled $56,278,073 as of June 30, 2003, which was equal to 6.06% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $13,940 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to 0.057% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended June 30, 2001, 2002 and 2003, the Fund paid a total of $337,597, $284,190 and $815,766, respectively, in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended June 30, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    The Fund did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended June 30, 2001, 2002 and 2003.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended June 30, 2003, the Fund paid $645,489 in brokerage commissions in connection with transactions in the aggregate amount of $388,149,035 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended June 30, 2003, the Fund purchased securities issued by The Bank of New York and Goldman Sachs Group Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the fiscal year. At June 30, 2003, the Fund held securities issued by The Bank of New York, Citigroup Inc., Goldman Sachs Group Inc., Lehman Brothers Holdings, Inc. and Merrill Lynch & Co., Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the fiscal year, valued at $2,242,500, $2,268,400, $2,261,250, $2,326,800 and
$2,287,320, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for Messrs. Higgins, Kearns and Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                          PERIOD ENDING JUNE 30, 2003

                           INCEPTION
CLASS                        DATE:     1 YEAR   5 YEARS   10 YEARS  LIFE OF FUND
-----                      ---------  --------  --------  --------  ------------
Class A..................  07/28/97      -5.55%     1.88%       --        4.16%
Class B..................  12/01/87      -6.03%     1.97%     9.66%         --
Class C..................  07/28/97      -2.08%     2.23%       --        4.34%
Class D..................  07/28/97      -0.09%     3.22%       --        5.36%

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING JUNE 30, 2003

                           INCEPTION
CLASS                        DATE:     1 YEAR   5 YEARS   10 YEARS  LIFE OF FUND
-----                      ---------  --------  --------  --------  ------------
Class A..................  07/28/97      -0.32%     2.98%       --        5.11%
Class B..................  12/01/87      -1.08%     2.25%     9.66%         --
Class C..................  07/28/97      -1.09%     2.23%       --        4.34%
Class D..................  07/28/97      -0.09%     3.22%       --        5.36%

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING JUNE 30, 2003

                           INCEPTION
CLASS                        DATE:     1 YEAR   5 YEARS   10 YEARS  LIFE OF FUND
-----                      ---------  --------  --------  --------  ------------
Class A..................  07/28/97      -0.32%    15.82%       --       34.36%
Class B..................  12/01/87      -1.08%    11.77%   151.48%         --
Class C..................  07/28/97      -1.09%    11.64%       --       28.63%
Class D..................  07/28/97      -0.09%    17.16%       --       36.22%

    The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000, and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at June 30, 2003:

                                           INVESTMENT AT INCEPTION OF:
                                INCEPTION  ---------------------------
CLASS                             DATE:    $10,000  $50,000   $100,000
-----                           ---------  -------  --------  --------
Class A.......................  07/28/97   $12,730  $ 64,493  $130,329
Class B.......................  12/01/87    54,945   274,725   549,450
Class C.......................  07/28/97    12,863    64,315   128,630
Class D.......................  07/28/97    13,622    68,110   136,220

    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                          PERIOD ENDING JUNE 30, 2003

                                INCEPTION
CALCULATION METHODOLOGY           DATE:     1 YEAR   5 YEARS   10 YEARS
-----------------------         ---------  --------  --------  --------
After taxes on
  distributions...............  12/01/87      -6.05%     0.35%     8.41%
After taxes on distributions
  and redemptions.............  12/01/87      -3.70%     1.43%     7.94%

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended June 30, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           Common Stocks (99.4%)
           ADVERTISING/MARKETING SERVICES (0.4%)
 169,800   Interpublic Group of Companies, Inc.....  $    2,271,924
  31,300   Omnicom Group, Inc......................       2,244,210
                                                     --------------
                                                          4,516,134
                                                     --------------
           AEROSPACE & DEFENSE (1.4%)
  67,000   Boeing Co...............................       2,299,440
  31,000   General Dynamics Corp...................       2,247,500
 109,500   Goodrich Corp...........................       2,299,500
  47,000   Lockheed Martin Corp....................       2,235,790
  26,500   Northrop Grumman Corp...................       2,286,685
  69,000   Raytheon Co.............................       2,265,960
  91,700   Rockwell Collins, Inc...................       2,258,571
                                                     --------------
                                                         15,893,446
                                                     --------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
 178,000   Archer-Daniels-Midland Co...............       2,290,860
                                                     --------------
           AIR FREIGHT/COURIERS (0.4%)
  36,800   FedEx Corp..............................       2,282,704
  36,000   United Parcel Service, Inc. (Class B)...       2,293,200
                                                     --------------
                                                          4,575,904
                                                     --------------
           AIRLINES (0.4%)
 157,800   Delta Air Lines, Inc....................       2,316,504
 132,300   Southwest Airlines Co...................       2,275,560
                                                     --------------
                                                          4,592,064
                                                     --------------
           ALTERNATIVE POWER GENERATION (0.2%)
 341,300   Calpine Corp.*..........................       2,252,580
                                                     --------------
           ALUMINUM (0.2%)
  89,600   Alcoa, Inc..............................       2,284,800
                                                     --------------
           APPAREL/FOOTWEAR (1.2%)
  64,000   Cintas Corp.............................       2,268,160
  77,200   Jones Apparel Group, Inc.*..............       2,258,872
  64,300   Liz Claiborne, Inc......................       2,266,575
  42,700   Nike, Inc. (Class B)....................       2,284,023

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  67,000   Reebok International Ltd.*..............  $    2,253,210
  66,000   VF Corp.................................       2,247,300
                                                     --------------
                                                         13,578,140
                                                     --------------
           APPAREL/FOOTWEAR RETAIL (0.8%)
 122,000   Gap, Inc. (The).........................       2,288,720
 146,600   Limited Brands, Inc.....................       2,272,300
 116,000   Nordstrom, Inc..........................       2,264,320
 120,000   TJX Companies, Inc. (The)...............       2,260,800
                                                     --------------
                                                          9,086,140
                                                     --------------
           AUTO PARTS: O.E.M. (1.0%)
 195,000   Dana Corp...............................       2,254,200
 262,200   Delphi Corp.............................       2,262,786
  28,500   Eaton Corp..............................       2,240,385
  26,300   Johnson Controls, Inc...................       2,251,280
 335,300   Visteon Corp............................       2,303,511
                                                     --------------
                                                         11,312,162
                                                     --------------
           AUTOMOTIVE AFTERMARKET (0.4%)
 128,200   Cooper Tire & Rubber Co.................       2,255,038
 432,400   Goodyear Tire & Rubber Co. (The)........       2,270,100
                                                     --------------
                                                          4,525,138
                                                     --------------
           BEVERAGES: ALCOHOLIC (0.6%)
  44,300   Anheuser-Busch Companies, Inc...........       2,261,515
  28,900   Brown-Forman Corp. (Class B)............       2,272,118
  46,500   Coors (Adolph) Co. (Class B)............       2,277,570
                                                     --------------
                                                          6,811,203
                                                     --------------
           BEVERAGES: NON-ALCOHOLIC (0.6%)
  48,600   Coca-Cola Co. (The).....................       2,255,526
 124,700   Coca-Cola Enterprises Inc...............       2,263,305
 114,300   Pepsi Bottling Group, Inc. (The)........       2,288,286
                                                     --------------
                                                          6,807,117
                                                     --------------
           BIOTECHNOLOGY (1.0%)
  34,900   Amgen Inc.*.............................       2,318,756

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  59,500   Biogen, Inc.*...........................  $    2,261,000
  51,700   Chiron Corp.*...........................       2,260,324
  55,000   Genzyme Corp. (General Division)*.......       2,299,000
  63,500   MedImmune, Inc.*........................       2,309,495
                                                     --------------
                                                         11,448,575
                                                     --------------
           BROADCASTING (0.4%)
  54,500   Clear Channel Communications, Inc.*.....       2,310,255
  73,000   Univision Communications, Inc. (Class
            A)*....................................       2,219,200
                                                     --------------
                                                          4,529,455
                                                     --------------
           BUILDING PRODUCTS (0.4%)
  31,000   American Standard Companies, Inc.*......       2,291,830
  94,700   Masco Corp..............................       2,258,595
                                                     --------------
                                                          4,550,425
                                                     --------------
           CABLE/SATELLITE TV (0.2%)
  74,600   Comcast Corp. (Class A)*................       2,251,428
                                                     --------------
           CASINO/GAMING (0.4%)
  56,300   Harrah's Entertainment, Inc.*...........       2,265,512
  22,100   International Game Technology*..........       2,261,493
                                                     --------------
                                                          4,527,005
                                                     --------------
           CHEMICALS: AGRICULTURAL (0.2%)
 105,000   Monsanto Co.............................       2,272,200
                                                     --------------
           CHEMICALS: MAJOR DIVERSIFIED (1.1%)
  73,000   Dow Chemical Co. (The)..................       2,260,080
  53,000   DuPont (E.I.) de Nemours & Co., Inc.....       2,206,920
  71,300   Eastman Chemical Co.....................       2,258,071
  91,000   Engelhard Corp..........................       2,254,070
 227,600   Hercules Inc.*..........................       2,253,240
  73,700   Rohm & Haas Co..........................       2,286,911
                                                     --------------
                                                         13,519,292
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           CHEMICALS: SPECIALTY (0.8%)
  54,700   Air Products & Chemicals, Inc...........  $    2,275,520
 111,400   Great Lakes Chemical Corp...............       2,272,560
  37,900   Praxair, Inc............................       2,277,790
  42,000   Sigma-Aldrich Corp......................       2,275,560
                                                     --------------
                                                          9,101,430
                                                     --------------
           COMMERCIAL PRINTING/ FORMS (0.4%)
  50,700   Deluxe Corp.............................       2,271,360
  86,900   Donnelley (R.R.) & Sons Co..............       2,271,566
                                                     --------------
                                                          4,542,926
                                                     --------------
           COMPUTER COMMUNICATIONS (0.4%)
 348,000   Avaya Inc.*.............................       2,248,080
 135,000   Cisco Systems, Inc.*....................       2,253,150
                                                     --------------
                                                          4,501,230
                                                     --------------
           COMPUTER PERIPHERALS (0.6%)
 219,200   EMC Corp.*..............................       2,295,024
  31,500   Lexmark International, Inc.*............       2,229,255
 140,000   Network Appliance, Inc.*................       2,269,400
                                                     --------------
                                                          6,793,679
                                                     --------------
           COMPUTER PROCESSING HARDWARE (1.2%)
 118,800   Apple Computer, Inc.*...................       2,271,456
  70,000   Dell Computer Corp.*....................       2,237,200
 623,800   Gateway, Inc.*..........................       2,276,870
 109,000   Hewlett-Packard Co......................       2,321,700
  88,800   NCR Corp.*..............................       2,275,056
 479,600   Sun Microsystems, Inc.*.................       2,206,160
                                                     --------------
                                                         13,588,442
                                                     --------------
           CONSTRUCTION MATERIALS (0.2%)
  61,700   Vulcan Materials Co.....................       2,287,219
                                                     --------------
           CONSUMER SUNDRIES (0.2%)
 115,600   American Greetings Corp. (Class A)*.....       2,270,384
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           CONTAINERS/ PACKAGING (1.0%)
  50,100   Ball Corp...............................  $    2,280,051
  48,400   Bemis Company, Inc......................       2,265,120
 115,900   Pactiv Corp.*...........................       2,284,389
  47,700   Sealed Air Corp.*.......................       2,273,382
  52,000   Temple-Inland, Inc......................       2,231,320
                                                     --------------
                                                         11,334,262
                                                     --------------
           CONTRACT DRILLING (0.7%)
  56,000   Nabors Industries, Ltd. (Bermuda)*......       2,214,800
  64,000   Noble Corp.*............................       2,195,200
  99,000   Rowan Companies, Inc.*..................       2,217,600
 102,000   Transocean Inc.*........................       2,240,940
                                                     --------------
                                                          8,868,540
                                                     --------------
           DATA PROCESSING SERVICES (1.6%)
  65,000   Automatic Data Processing, Inc..........       2,200,900
  59,000   Computer Sciences Corp.*................       2,249,080
 154,800   Concord EFS, Inc.*......................       2,278,656
 141,000   Convergys Corp.*........................       2,256,000
  54,600   First Data Corp.........................       2,262,624
  63,500   Fiserv, Inc.*...........................       2,261,235
  77,500   Paychex, Inc............................       2,271,525
  87,000   SunGard Data Systems Inc.*..............       2,254,170
                                                     --------------
                                                         18,034,190
                                                     --------------
           DEPARTMENT STORES (1.2%)
 166,100   Dillard's, Inc. (Class A)...............       2,237,367
  61,500   Federated Department Stores, Inc........       2,266,275
  44,400   Kohl's Corp.*...........................       2,281,272
 101,000   May Department Stores Co.*..............       2,248,260
 130,000   Penney (J.C.) Co., Inc..................       2,190,500
  67,800   Sears, Roebuck & Co.....................       2,280,792
                                                     --------------
                                                         13,504,466
                                                     --------------
           DISCOUNT STORES (1.2%)
 151,400   Big Lots, Inc.*.........................       2,277,056
  61,000   Costco Wholesale Corp.*.................       2,232,600
 122,000   Dollar General Corp.....................       2,227,720

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  59,900   Family Dollar Stores, Inc...............  $    2,285,185
  61,100   Target Corp.............................       2,312,024
  43,000   Wal-Mart Stores, Inc....................       2,307,810
                                                     --------------
                                                         13,642,395
                                                     --------------
           DRUGSTORE CHAINS (0.4%)
  81,700   CVS Corp................................       2,290,051
  75,800   Walgreen Co.............................       2,281,580
                                                     --------------
                                                          4,571,631
                                                     --------------
           ELECTRIC UTILITIES (5.3%)
 347,500   AES Corp. (The)*........................       2,206,625
 276,900   Allegheny Energy, Inc...................       2,339,805
  52,000   Ameren Corp.............................       2,293,200
  75,900   American Electric Power Co., Inc........       2,264,097
 279,100   CenterPoint Energy, Inc.................       2,274,665
  62,100   Cinergy Corp............................       2,284,659
 281,700   CMS Energy Corp.........................       2,281,770
  52,200   Consolidated Edison, Inc................       2,259,216
  66,000   Constellation Energy Group, Inc.........       2,263,800
  35,000   Dominion Resources, Inc.................       2,249,450
  58,000   DTE Energy Co...........................       2,241,120
 113,000   Duke Energy Corp........................       2,254,350
 138,800   Edison International*...................       2,280,484
  43,200   Entergy Corp............................       2,280,096
  38,100   Exelon Corp.............................       2,278,761
  60,000   FirstEnergy Corp........................       2,307,000
  34,100   FPL Group, Inc..........................       2,279,585
 388,400   Mirant Corp.*...........................       1,126,360
 107,400   PG&E Corp.*.............................       2,271,510
  59,000   Pinnacle West Capital Corp..............       2,209,550
  53,100   PPL Corp................................       2,283,300
  51,000   Progress Energy, Inc....................       2,238,900
  54,200   Public Service Enterprise Group, Inc....       2,289,950
  73,000   Southern Co. (The)......................       2,274,680
 190,400   TECO Energy, Inc........................       2,282,896
 101,600   TXU Corp................................       2,280,920
 151,500   Xcel Energy, Inc........................       2,278,560
                                                     --------------
                                                         60,175,309
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           ELECTRICAL PRODUCTS (1.2%)
 144,900   American Power Conversion Corp.*........  $    2,258,991
  55,100   Cooper Industries Ltd. (Class A)
            (Bermuda)..............................       2,275,630
  43,500   Emerson Electric Co.....................       2,222,850
  83,000   Molex Inc...............................       2,240,170
 320,700   Power-One, Inc.*........................       2,293,005
 154,000   Thomas & Betts Corp.*...................       2,225,300
                                                     --------------
                                                         13,515,946
                                                     --------------
           ELECTRONIC COMPONENTS (0.8%)
 101,900   Jabil Circuit, Inc.*....................       2,251,990
  48,200   QLogic Corp.*...........................       2,329,506
 362,000   Sanmina-SCI Corp.*......................       2,284,220
 619,000   Solectron Corp.*........................       2,315,060
                                                     --------------
                                                          9,180,776
                                                     --------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (2.0%)
 115,600   Agilent Technologies, Inc.*.............       2,259,980
 648,600   JDS Uniphase Corp.*.....................       2,276,586
 162,200   PerkinElmer, Inc........................       2,239,982
  94,700   Rockwell Automation, Inc................       2,257,648
  95,400   Scientific-Atlanta, Inc.................       2,274,336
 178,000   Symbol Technologies, Inc................       2,315,780
 103,000   Tektronix, Inc.*........................       2,224,800
 109,000   Thermo Electron Corp.*..................       2,291,180
  79,200   Waters Corp.*...........................       2,307,096
 213,200   Xerox Corp.*............................       2,257,788
                                                     --------------
                                                         22,705,176
                                                     --------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
 141,000   Applied Materials, Inc.*................       2,236,260
  48,000   KLA-Tencor Corp.*.......................       2,231,520
  62,000   Novellus Systems, Inc.*.................       2,270,502
 132,700   Teradyne, Inc.*.........................       2,297,037
                                                     --------------
                                                          9,035,319
                                                     --------------
           ELECTRONICS/APPLIANCE STORES (0.6%)
  51,900   Best Buy Co., Inc.*.....................       2,279,448

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

 259,400   Circuit City Stores - Circuit City
            Group..................................  $    2,282,720
  85,100   RadioShack Corp.........................       2,238,981
                                                     --------------
                                                          6,801,149
                                                     --------------
           ELECTRONICS/ APPLIANCES (0.6%)
  83,300   Eastman Kodak Co........................       2,278,255
  96,000   Maytag Corp.............................       2,344,320
  35,900   Whirlpool Corp..........................       2,286,830
                                                     --------------
                                                          6,909,405
                                                     --------------
           ENGINEERING & CONSTRUCTION (0.2%)
  67,100   Fluor Corp..............................       2,257,244
                                                     --------------
           ENVIRONMENTAL SERVICES (0.4%)
 228,300   Allied Waste Industries, Inc.*..........       2,294,415
  93,900   Waste Management, Inc...................       2,262,051
                                                     --------------
                                                          4,556,466
                                                     --------------
           FINANCE/RENTAL/ LEASING (1.6%)
  46,615   Capital One Financial Corp..............       2,292,526
  32,673   Countrywide Financial Corp..............       2,273,061
  33,500   Fannie Mae..............................       2,259,240
  45,000   Freddie Mac.............................       2,284,650
 108,200   MBNA Corp...............................       2,254,888
 245,300   Providian Financial Corp.*..............       2,271,478
  87,900   Ryder System, Inc.......................       2,251,998
  57,000   SLM Corp................................       2,232,690
                                                     --------------
                                                         18,120,531
                                                     --------------
           FINANCIAL CONGLOMERATES (1.4%)
  53,800   American Express Co.....................       2,249,378
  53,000   Citigroup Inc...........................       2,268,400
  66,300   J.P. Morgan Chase & Co..................       2,266,134
  72,300   John Hancock Financial Services, Inc....       2,221,779
  69,800   Principal Financial Group, Inc..........       2,251,050

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  68,000   Prudential Financial, Inc...............  $    2,288,200
  57,000   State Street Corp.......................       2,245,800
                                                     --------------
                                                         15,790,741
                                                     --------------
           FINANCIAL PUBLISHING/ SERVICES (0.6%)
  87,000   Equifax, Inc............................       2,262,000
  36,900   McGraw-Hill Companies, Inc. (The).......       2,287,800
  42,900   Moody's Corporation.....................       2,261,259
                                                     --------------
                                                          6,811,059
                                                     --------------
           FOOD DISTRIBUTORS (0.4%)
 103,000   Supervalu, Inc..........................       2,195,960
  75,800   SYSCO Corp..............................       2,277,032
                                                     --------------
                                                          4,472,992
                                                     --------------
           FOOD RETAIL (0.8%)
 117,000   Albertson's, Inc........................       2,246,400
 135,900   Kroger Co.*.............................       2,266,812
 113,000   Safeway Inc.*...........................       2,311,980
 185,800   Winn-Dixie Stores, Inc..................       2,287,198
                                                     --------------
                                                          9,112,390
                                                     --------------
           FOOD: MAJOR DIVERSIFIED (1.2%)
  93,000   Campbell Soup Co........................       2,278,500
  47,000   General Mills, Inc......................       2,228,270
  69,300   Heinz (H.J.) Co.........................       2,285,514
  66,300   Kellogg Co..............................       2,278,731
  51,000   PepsiCo, Inc............................       2,269,500
 124,000   Sara Lee Corp...........................       2,332,440
                                                     --------------
                                                         13,672,955
                                                     --------------
           FOOD: MEAT/FISH/ DAIRY (0.2%)
  96,200   ConAgra Foods Inc.......................       2,270,320
                                                     --------------
           FOOD: SPECIALTY/ CANDY (0.6%)
  33,000   Hershey Foods Corp......................       2,298,780
  83,000   McCormick & Co., Inc. (Non-Voting)......       2,257,600

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  41,000   Wrigley (Wm.) Jr. Co. (Class A).........  $    2,305,430
                                                     --------------
                                                          6,861,810
                                                     --------------
           FOREST PRODUCTS (0.4%)
 210,200   Louisiana-Pacific Corp.*................       2,268,058
  43,000   Weyerhaeuser Co.........................       2,322,000
                                                     --------------
                                                          4,590,058
                                                     --------------
           GAS DISTRIBUTORS (1.4%)
 539,700   Dynegy, Inc. (Class A)*.................       2,266,740
  64,500   KeySpan Corp............................       2,286,525
  42,000   Kinder Morgan, Inc......................       2,295,300
  62,000   Nicor Inc...............................       2,300,820
 120,100   NiSource Inc............................       2,281,900
  53,300   Peoples Energy Corp.....................       2,286,037
  80,000   Sempra Energy...........................       2,282,400
                                                     --------------
                                                         15,999,722
                                                     --------------
           HOME BUILDING (0.6%)
  29,000   Centex Corp.............................       2,255,910
  36,000   KB HOME.................................       2,231,280
  36,800   Pulte Homes, Inc........................       2,269,088
                                                     --------------
                                                          6,756,278
                                                     --------------
           HOME FURNISHINGS (0.6%)
 110,500   Leggett & Platt, Inc....................       2,265,250
  81,600   Newell Rubbermaid, Inc..................       2,284,800
 162,000   Tupperware Corp.........................       2,326,320
                                                     --------------
                                                          6,876,370
                                                     --------------
           HOME IMPROVEMENT CHAINS (0.6%)
  68,000   Home Depot, Inc. (The)..................       2,252,160
  51,000   Lowe's Companies, Inc...................       2,190,450
  83,000   Sherwin-Williams Co.....................       2,231,040
                                                     --------------
                                                          6,673,650
                                                     --------------
           HOSPITAL/NURSING MANAGEMENT (0.8%)
  71,100   HCA Inc.................................       2,278,044
 124,000   Health Management Associates, Inc.
            (Class A)..............................       2,287,800

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  91,500   Manor Care, Inc.*.......................  $    2,288,415
 197,000   Tenet Healthcare Corp.*.................       2,295,050
                                                     --------------
                                                          9,149,309
                                                     --------------
           HOTELS/RESORTS/ CRUISELINES (0.8%)
  69,700   Carnival Corp...........................       2,265,947
 178,400   Hilton Hotels Corp......................       2,281,736
  59,400   Marriott International, Inc. (Class
            A).....................................       2,282,148
  79,300   Starwood Hotels & Resorts Worldwide,
            Inc....................................       2,267,187
                                                     --------------
                                                          9,097,018
                                                     --------------
           HOUSEHOLD/PERSONAL CARE (1.6%)
  45,000   Alberto-Culver Co. (Class B)............       2,299,500
  37,000   Avon Products, Inc......................       2,301,400
  53,000   Clorox Co. (The)........................       2,260,450
  39,500   Colgate-Palmolive Co....................       2,289,025
  72,000   Gillette Co. (The)......................       2,293,920
  70,300   International Flavors & Fragrances,
            Inc....................................       2,244,679
  43,500   Kimberly-Clark Corp.....................       2,268,090
  26,000   Procter & Gamble Co. (The)..............       2,318,680
                                                     --------------
                                                         18,275,744
                                                     --------------
           INDUSTRIAL CONGLOMERATES (1.6%)
  17,700   3M Co...................................       2,282,946
  78,900   General Electric Co.....................       2,262,852
  84,000   Honeywell International, Inc............       2,255,400
  49,000   Ingersoll Rand Co. (Class A)............       2,318,680
  34,700   ITT Industries, Inc.....................       2,271,462
  59,200   Textron, Inc............................       2,309,984
 120,400   Tyco International Ltd. (Bermuda).......       2,285,192
  32,100   United Technologies Corp................       2,273,643
                                                     --------------
                                                         18,260,159
                                                     --------------
           INDUSTRIAL MACHINERY (0.4%)
  35,000   Illinois Tool Works Inc.................       2,304,750
  53,700   Parker-Hannifin Corp....................       2,254,863
                                                     --------------
                                                          4,559,613
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           INDUSTRIAL SPECIALTIES (0.4%)
  88,000   Ecolab Inc..............................  $    2,252,800
  43,600   PPG Industries, Inc.....................       2,212,264
                                                     --------------
                                                          4,465,064
                                                     --------------
           INFORMATION TECHNOLOGY SERVICES (1.0%)
 110,700   Citrix Systems, Inc.*...................       2,253,852
 106,900   Electronic Data Systems Corp............       2,293,005
  26,800   International Business Machines Corp....       2,211,000
 129,600   PeopleSoft, Inc.*.......................       2,279,664
 186,600   Unisys Corp.*...........................       2,291,448
                                                     --------------
                                                         11,328,969
                                                     --------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  92,000   AON Corp................................       2,215,360
  44,500   Marsh & McLennan Co., Inc...............       2,272,615
                                                     --------------
                                                          4,487,975
                                                     --------------
           INTEGRATED OIL (0.8%)
  46,000   Amerada Hess Corp.......................       2,262,280
  31,400   ChevronTexaco Corp......................       2,267,080
  41,500   ConocoPhillips..........................       2,274,200
  64,000   Exxon Mobil Corp........................       2,298,240
                                                     --------------
                                                          9,101,800
                                                     --------------
           INTERNET SOFTWARE/ SERVICES (0.4%)
 238,800   Siebel Systems, Inc.*...................       2,278,152
  70,300   Yahoo! Inc.*............................       2,303,028
                                                     --------------
                                                          4,581,180
                                                     --------------
           INVESTMENT BANKS/ BROKERS (1.2%)
  32,000   Bear Stearns Companies, Inc. (The)......       2,317,440
  27,000   Goldman Sachs Group, Inc. (The).........       2,261,250
  35,000   Lehman Brothers Holdings, Inc...........       2,326,800
  49,000   Merrill Lynch & Co., Inc................       2,287,320

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  52,600   Morgan Stanley (Note 4).................  $    2,248,650
 220,800   Schwab (Charles) Corp...................       2,227,872
                                                     --------------
                                                         13,669,332
                                                     --------------
           INVESTMENT MANAGERS (1.0%)
  83,000   Federated Investors, Inc. (Class B).....       2,275,860
  57,000   Franklin Resources, Inc.................       2,226,990
 139,200   Janus Capital Group Inc.................       2,282,880
  82,000   Mellon Financial Corp...................       2,275,500
  60,100   Price (T.) Rowe Group, Inc..............       2,268,775
                                                     --------------
                                                         11,330,005
                                                     --------------
           LIFE/HEALTH INSURANCE (1.2%)
  73,000   AFLAC, Inc..............................       2,244,750
  54,600   Jefferson-Pilot Corp....................       2,263,716
  63,600   Lincoln National Corp...................       2,266,068
  79,000   MetLife, Inc............................       2,237,280
  61,300   Torchmark Corp..........................       2,283,425
 171,300   UnumProvident Corp......................       2,297,133
                                                     --------------
                                                         13,592,372
                                                     --------------
           MAJOR BANKS (2.7%)
  29,000   Bank of America Corp....................       2,291,870
  78,000   Bank of New York Co., Inc. (The)........       2,242,500
  61,000   Bank One Corp...........................       2,267,980
  66,000   BB&T Corp...............................       2,263,800
  48,027   Comerica, Inc...........................       2,233,255
  75,800   FleetBoston Financial Corp..............       2,252,018
 113,000   Huntington Bancshares, Inc..............       2,205,760
  88,000   KeyCorp.................................       2,223,760
  68,900   National City Corp......................       2,253,719
  46,000   PNC Financial Services Group............       2,245,260
  82,000   SouthTrust Corp.........................       2,230,400
  38,000   SunTrust Banks, Inc.....................       2,254,920
  57,300   Wachovia Corp...........................       2,289,708
  44,000   Wells Fargo & Co........................       2,217,600
                                                     --------------
                                                         31,472,550
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (1.2%)
  47,300   ALLTEL Corp.............................  $    2,280,806
 115,700   AT&T Corp...............................       2,227,225
  86,000   BellSouth Corp..........................       2,290,180
  88,900   SBC Communications, Inc.................       2,271,395
 156,400   Sprint Corp. (FON Group)................       2,252,160
  59,000   Verizon Communications Inc..............       2,327,550
                                                     --------------
                                                         13,649,316
                                                     --------------
           MANAGED HEALTH CARE (1.2%)
  37,600   Aetna Inc...............................       2,263,520
  29,200   Anthem, Inc.*...........................       2,252,780
  48,100   CIGNA Corp..............................       2,257,814
 151,000   Humana, Inc.*...........................       2,280,100
  46,000   UnitedHealth Group Inc..................       2,311,500
  27,000   WellPoint Health Networks, Inc.*........       2,276,100
                                                     --------------
                                                         13,641,814
                                                     --------------
           MEDIA CONGLOMERATES (0.6%)
 140,000   AOL Time Warner Inc.*...................       2,252,600
 113,000   Disney (Walt) Co. (The).................       2,231,750
  51,000   Viacom, Inc. (Class B) (Non-Voting)*....       2,226,660
                                                     --------------
                                                          6,711,010
                                                     --------------
           MEDICAL DISTRIBUTORS (0.6%)
  33,000   AmerisourceBergen Corp..................       2,288,550
  35,100   Cardinal Health, Inc....................       2,256,930
  63,100   McKesson Corp...........................       2,255,194
                                                     --------------
                                                          6,800,674
                                                     --------------
           MEDICAL SPECIALTIES (2.8%)
 120,000   Applera Corp. - Applied Biosystems
            Group..................................       2,283,600
  32,200   Bard (C.R.), Inc........................       2,296,182
  60,000   Bausch & Lomb, Inc......................       2,250,000
  87,400   Baxter International, Inc...............       2,272,400
  58,300   Becton, Dickinson & Co..................       2,264,955
  78,600   Biomet, Inc.............................       2,252,676
  37,584   Boston Scientific Corp.*................       2,296,382

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  52,000   Guidant Corp............................  $    2,308,280
  47,400   Medtronic, Inc..........................       2,273,778
  52,000   Millipore Corp.*........................       2,307,240
 100,800   Pall Corp...............................       2,268,000
  39,000   St. Jude Medical, Inc.*.................       2,242,500
  33,000   Stryker Corp............................       2,289,210
  50,500   Zimmer Holdings, Inc.*..................       2,275,025
                                                     --------------
                                                         31,880,228
                                                     --------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
  90,000   Sabre Holdings Corp.....................       2,218,500
                                                     --------------
           MISCELLANEOUS MANUFACTURING (0.6%)
  99,900   Crane Co................................       2,260,737
  34,000   Danaher Corp............................       2,313,700
  76,000   Dover Corp..............................       2,276,960
                                                     --------------
                                                          6,851,397
                                                     --------------
           MOTOR VEHICLES (0.6%)
 206,200   Ford Motor Co...........................       2,266,138
  62,000   General Motors Corp.....................       2,232,000
  56,000   Harley-Davidson, Inc....................       2,232,160
                                                     --------------
                                                          6,730,298
                                                     --------------
           MULTI-LINE INSURANCE (0.8%)
  41,100   American International Group, Inc.......       2,267,898
  45,014   Hartford Financial Services Group, Inc.
            (The)..................................       2,266,905
  47,900   Loews Corp..............................       2,265,191
  64,300   Safeco Corp.............................       2,268,504
                                                     --------------
                                                          9,068,498
                                                     --------------
           OFFICE EQUIPMENT/ SUPPLIES (0.4%)
  45,000   Avery Dennison Corp.....................       2,259,000
  60,000   Pitney Bowes, Inc.......................       2,304,600
                                                     --------------
                                                          4,563,600
                                                     --------------
           OIL & GAS PIPELINES (0.4%)
 281,600   El Paso Corp............................       2,275,328

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

 288,000   Williams Companies, Inc. (The)..........  $    2,275,200
                                                     --------------
                                                          4,550,528
                                                     --------------
           OIL & GAS PRODUCTION (1.6%)
  51,000   Anadarko Petroleum Corp.................       2,267,970
  34,900   Apache Corp.............................       2,270,594
  41,233   Burlington Resources Inc................       2,229,468
  42,400   Devon Energy Corp.......................       2,264,160
  54,300   EOG Resources, Inc......................       2,271,912
  50,600   Kerr-McGee Corp.........................       2,266,880
  69,000   Occidental Petroleum Corp...............       2,314,950
  78,900   Unocal Corp.............................       2,263,641
                                                     --------------
                                                         18,149,575
                                                     --------------
           OIL REFINING/ MARKETING (0.6%)
  74,100   Ashland, Inc............................       2,273,388
  85,750   Marathon Oil Corp.......................       2,259,513
  59,000   Sunoco, Inc.............................       2,226,660
                                                     --------------
                                                          6,759,561
                                                     --------------
           OILFIELD SERVICES/ EQUIPMENT (1.0%)
  66,500   Baker Hughes Inc........................       2,232,405
  60,000   BJ Services Co.*........................       2,241,600
  99,000   Halliburton Co..........................       2,277,000
 370,000   McDermott International, Inc.*..........       2,342,100
  47,099   Schlumberger Ltd........................       2,240,499
                                                     --------------
                                                         11,333,604
                                                     --------------
           OTHER CONSUMER SERVICES (0.8%)
  37,000   Apollo Group, Inc. (Class A)*...........       2,285,120
  52,000   Block (H.&R.), Inc......................       2,249,000
 123,900   Cendant Corp.*..........................       2,269,848
  22,500   eBay Inc.*..............................       2,344,050
                                                     --------------
                                                          9,148,018
                                                     --------------
           OTHER CONSUMER SPECIALTIES (0.2%)
  43,200   Fortune Brands, Inc.....................       2,255,040
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           OTHER METALS/ MINERALS (0.2%)
  59,100   Phelps Dodge Corp.*.....................  $    2,265,894
                                                     --------------
           PACKAGED SOFTWARE (2.5%)
  70,600   Adobe Systems Inc.......................       2,264,142
 141,600   Autodesk, Inc...........................       2,288,256
 138,700   BMC Software, Inc.*.....................       2,264,971
 104,000   Computer Associates International,
            Inc....................................       2,317,120
 407,000   Compuware Corp.*........................       2,348,390
  50,000   Intuit Inc.*............................       2,226,500
  58,400   Mercury Interactive Corp.*..............       2,254,824
  90,000   Microsoft Corp..........................       2,304,900
 709,200   Novell, Inc.*...........................       2,184,336
 186,400   Oracle Corp.*...........................       2,240,528
 748,600   Parametric Technology Corp.*............       2,283,230
  50,000   Symantec Corp.*.........................       2,193,000
  78,400   Veritas Software Corp.*.................       2,247,728
                                                     --------------
                                                         29,417,925
                                                     --------------
           PERSONNEL SERVICES (0.4%)
 115,500   Monster Worldwide Inc.*.................       2,278,815
 120,200   Robert Half International, Inc.*........       2,276,588
                                                     --------------
                                                          4,555,403
                                                     --------------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
  56,500   Watson Pharmaceuticals, Inc.*...........       2,280,905
                                                     --------------
           PHARMACEUTICALS: MAJOR (1.6%)
  51,000   Abbott Laboratories.....................       2,231,760
  82,700   Bristol-Myers Squibb Co.................       2,245,305
  44,000   Johnson & Johnson.......................       2,274,800
  33,600   Lilly (Eli) & Co........................       2,317,392
  37,200   Merck & Co., Inc........................       2,252,460
  66,500   Pfizer Inc..............................       2,270,975
 119,000   Schering-Plough Corp....................       2,213,400
  50,300   Wyeth...................................       2,291,165
                                                     --------------
                                                         18,097,257
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           PHARMACEUTICALS: OTHER (0.6%)
  29,500   Allergan, Inc...........................  $    2,274,450
  41,500   Forest Laboratories, Inc.*..............       2,272,125
 151,400   King Pharmaceuticals, Inc.*.............       2,234,664
                                                     --------------
                                                          6,781,239
                                                     --------------
           PRECIOUS METALS (0.4%)
  93,700   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)..............................       2,295,650
  70,300   Newmont Mining Corp.....................       2,281,938
                                                     --------------
                                                          4,577,588
                                                     --------------
           PROPERTY - CASUALTY INSURERS (1.5%)
  65,000   ACE Ltd. (Bermuda)......................       2,228,850
  63,000   Allstate Corp. (The)....................       2,245,950
  38,000   Chubb Corp. (The).......................       2,280,000
  61,000   Cincinnati Financial Corp...............       2,262,490
  31,000   Progressive Corp. (The).................       2,266,100
  62,000   St. Paul Companies, Inc . (The).........       2,263,620
 139,000   Travelers Property Casualty Corp. (Class
            B).....................................       2,192,030
  27,000   XL Capital Ltd. (Class A) (Cayman
            Islands)...............................       2,241,000
                                                     --------------
                                                         17,980,040
                                                     --------------
           PUBLISHING: BOOKS/ MAGAZINES (0.2%)
  52,000   Meredith Corp...........................       2,288,000
                                                     --------------
           PUBLISHING: NEWSPAPERS (1.0%)
  53,000   Dow Jones & Co., Inc....................       2,280,590
  29,000   Gannett Co., Inc........................       2,227,490
  33,000   Knight-Ridder, Inc......................       2,274,690
  49,700   New York Times Co. (The) (Class A)......       2,261,350
  46,500   Tribune Co..............................       2,245,950
                                                     --------------
                                                         11,290,070
                                                     --------------
           PULP & PAPER (0.8%)
  93,000   Boise Cascade Corp......................       2,222,700
 119,000   Georgia-Pacific Corp....................       2,255,050

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  64,779   International Paper Co..................  $    2,314,554
  91,000   MeadWestvaco Corp.......................       2,247,700
                                                     --------------
                                                          9,040,004
                                                     --------------
           RAILROADS (0.8%)
  78,800   Burlington Northern Santa Fe Corp.......       2,241,072
  74,000   CSX Corp................................       2,226,660
 117,100   Norfolk Southern Corp...................       2,248,320
  39,000   Union Pacific Corp......................       2,262,780
                                                     --------------
                                                          8,978,832
                                                     --------------
           REAL ESTATE INVESTMENT TRUSTS (1.0%)
  65,500   Apartment Investment & Management Co.
            (Class A)..............................       2,266,300
  86,000   Equity Office Properties Trust..........       2,322,860
  88,000   Equity Residential......................       2,283,600
  87,000   Plum Creek Timber Co., Inc..............       2,257,650
  58,400   Simon Property Group, Inc...............       2,279,352
                                                     --------------
                                                         11,409,762
                                                     --------------
           RECREATIONAL PRODUCTS (0.8%)
  90,000   Brunswick Corp..........................       2,251,800
  30,400   Electronic Arts Inc.*...................       2,249,296
 129,200   Hasbro, Inc.............................       2,259,708
 122,300   Mattel, Inc.............................       2,313,916
                                                     --------------
                                                          9,074,720
                                                     --------------
           REGIONAL BANKS (2.4%)
 101,400   AmSouth Bancorporation..................       2,214,576
  72,500   Charter One Financial, Inc..............       2,260,550
  40,000   Fifth Third Bancorp.....................       2,293,600
  51,000   First Tennessee National Corp...........       2,239,410
  74,000   Marshall & Ilsley Corp..................       2,262,920
  66,100   North Fork Bancorporation, Inc..........       2,251,366
  54,200   Northern Trust Corp.....................       2,265,018
  66,000   Regions Financial Corp..................       2,229,480
 105,700   Synovus Financial Corp..................       2,272,550
  91,700   U.S. Bancorp............................       2,246,650

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  73,300   Union Planters Corp.....................  $    2,274,499
  44,700   Zions Bancorporation....................       2,262,267
                                                     --------------
                                                         27,072,886
                                                     --------------
           RESTAURANTS (1.0%)
 121,000   Darden Restaurants, Inc.................       2,296,580
 102,900   McDonald's Corp.........................       2,269,974
  92,700   Starbucks Corp.*........................       2,273,004
  78,600   Wendy's International, Inc..............       2,277,042
  77,500   Yum! Brands, Inc.*......................       2,290,900
                                                     --------------
                                                         11,407,500
                                                     --------------
           SAVINGS BANKS (0.4%)
  28,400   Golden West Financial Corp..............       2,272,284
  55,100   Washington Mutual, Inc..................       2,275,630
                                                     --------------
                                                          4,547,914
                                                     --------------
           SEMICONDUCTORS (3.0%)
 356,200   Advanced Micro Devices, Inc.*...........       2,283,242
 139,000   Altera Corp.*...........................       2,279,600
  66,000   Analog Devices, Inc.*...................       2,298,120
 376,900   Applied Micro Circuits Corp.*...........       2,280,245
  92,200   Broadcom Corp. (Class A)*...............       2,296,702
 108,200   Intel Corp..............................       2,248,829
  70,100   Linear Technology Corp..................       2,257,921
 316,000   LSI Logic Corp.*........................       2,237,280
  66,600   Maxim Integrated Products, Inc..........       2,277,054
 193,500   Micron Technology, Inc.*................       2,250,405
 114,800   National Semiconductor Corp.*...........       2,263,856
  99,000   NVIDIA Corp.*...........................       2,277,990
 193,500   PMC - Sierra, Inc.*.....................       2,269,755
 128,600   Texas Instruments, Inc..................       2,263,360
  90,000   Xilinx, Inc.*...........................       2,277,900
                                                     --------------
                                                         34,062,259
                                                     --------------
           SERVICES TO THE HEALTH INDUSTRY (0.6%)
 125,000   IMS Health Inc..........................       2,248,750
  35,500   Quest Diagnostics Inc.*.................       2,264,900

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

 160,700   Quintiles Transnational Corp.*..........  $    2,280,333
                                                     --------------
                                                          6,793,983
                                                     --------------
           SPECIALTY INSURANCE (0.6%)
  34,300   Ambac Financial Group, Inc..............       2,272,375
  46,700   MBIA Inc................................       2,276,625
  48,900   MGIC Investment Corp....................       2,280,696
                                                     --------------
                                                          6,829,696
                                                     --------------
           SPECIALTY STORES (1.4%)
 143,700   AutoNation, Inc.*.......................       2,258,964
  30,000   AutoZone, Inc.*.........................       2,279,100
  58,100   Bed Bath & Beyond Inc.*.................       2,254,861
 156,300   Office Depot, Inc.*.....................       2,267,913
 123,400   Staples, Inc.*..........................       2,264,390
  69,200   Tiffany & Co............................       2,261,456
 189,500   Toys 'R' Us, Inc.*......................       2,296,740
                                                     --------------
                                                         15,883,424
                                                     --------------
           SPECIALTY TELECOMMUNICATIONS (0.6%)
  66,000   CenturyTel, Inc.........................       2,300,100
 174,500   Citizens Communications Co.*............       2,249,305
 463,000   Qwest Communications International,
            Inc.*..................................       2,213,140
                                                     --------------
                                                          6,762,545
                                                     --------------
           STEEL (0.8%)
 351,200   Allegheny Technologies Inc..............       2,317,920
  46,100   Nucor Corp..............................       2,251,985
 138,000   United States Steel Corp................       2,259,060
 165,000   Worthington Industries, Inc.............       2,211,000
                                                     --------------
                                                          9,039,965
                                                     --------------
           TELECOMMUNICATION EQUIPMENT (1.8%)
 975,700   ADC Telecommunications, Inc.*...........       2,271,430
 237,700   Andrew Corp.*...........................       2,186,840
 436,000   CIENA Corp.*............................       2,262,840
 150,600   Comverse Technology, Inc.*..............       2,263,518
 306,200   Corning Inc.*...........................       2,262,818

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

1,140,000  Lucent Technologies Inc.*...............  $    2,314,200
 240,000   Motorola, Inc...........................       2,263,200
  63,000   QUALCOMM Inc............................       2,252,250
 343,800   Tellabs, Inc.*..........................       2,258,766
                                                     --------------
                                                         20,335,862
                                                     --------------
           TOBACCO (0.6%)
  50,100   Altria Group, Inc.......................       2,276,544
  61,000   R. J. Reynolds Tobacco Holdings, Inc....       2,269,810
  64,800   UST, Inc................................       2,269,944
                                                     --------------
                                                          6,816,298
                                                     --------------
           TOOLS/HARDWARE (0.6%)
  52,200   Black & Decker Corp. (The)..............       2,268,090
  78,600   Snap-On, Inc............................       2,281,758
  81,000   Stanley Works (The).....................       2,235,600
                                                     --------------
                                                          6,785,448
                                                     --------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.0%)
  40,500   Caterpillar, Inc........................       2,254,230
  63,600   Cummins Inc.............................       2,282,604
  49,460   Deere & Co..............................       2,260,322
  71,000   Navistar International Corp.*...........       2,316,730
  33,500   PACCAR, Inc.............................       2,263,260
                                                     --------------
                                                         11,377,146
                                                     --------------
           WHOLESALE DISTRIBUTORS (0.4%)
  70,800   Genuine Parts Co........................       2,266,308
  49,000   Grainger (W.W.), Inc....................       2,291,240
                                                     --------------
                                                          4,557,548
                                                     --------------
           WIRELESS TELECOMMUNICATIONS (0.6%)
 275,000   AT&T Wireless Services Inc.*............       2,257,750
 126,200   Nextel Communications, Inc. (Class
            A)*....................................       2,281,696
 400,000   Sprint Corp. (PCS Group)*...............       2,300,000
                                                     --------------
                                                          6,839,446
                                                     --------------
           Total Common Stocks
            (COST $793,738,633)....................   1,132,642,838
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                 VALUE

--------------------------------------------------------------------

            Short-Term Investment (0.1%)
            Repurchase Agreement
$      731  Joint repurchase agreement account 1.195
            due 07/01/03 (dated 06/30/03; proceeds
            $731,024) (a)
            (COST $731,000).........................  $      731,000
                                                      --------------

  Total Investments
   (COST $794,469,633) (b)................    99.5%  1,133,373,838
  Other Assets in Excess of Liabilities...     0.5       5,631,793
                                            ------  --------------
  Net Assets..............................   100.0% $1,139,005,631
                                            ======  ==============

---------------------------------------------------

  *   NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $796,224,000. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $382,509,016 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $45,359,178, RESULTING IN NET UNREALIZED APPRECIATION OF $337,149,838.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2003

Assets:
Investments in securities, at value
 (cost $794,469,633)..............................  $1,133,373,838
Receivable for:
  Investments sold................................     27,981,729
  Shares of beneficial interest sold..............      3,136,619
  Dividends.......................................      1,427,491
Prepaid expenses and other assets.................         97,967
                                                    -------------
    Total Assets..................................  1,166,017,644
                                                    -------------
Liabilities:
Payable for:
  Investments purchased...........................     24,471,683
  Shares of beneficial interest redeemed..........      1,062,627
  Distribution fee................................        831,605
  Investment management fee.......................        458,474
Accrued expenses and other payables...............        187,624
                                                    -------------
    Total Liabilities.............................     27,012,013
                                                    -------------
    Net Assets....................................  $1,139,005,631
                                                    =============
Composition of Net Assets:
Paid-in-capital...................................  $ 714,020,907
Net unrealized appreciation.......................    338,904,205
Accumulated undistributed net investment income...      1,312,360
Accumulated undistributed net realized gain.......     84,768,159
                                                    -------------
    Net Assets....................................  $1,139,005,631
                                                    =============
Class A Shares:
Net Assets........................................    $27,490,759
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        936,362
    Net Asset Value Per Share.....................  $       29.36
                                                    =============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $       30.99
                                                    =============
Class B Shares:
Net Assets........................................   $928,148,288
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................     31,781,591
    Net Asset Value Per Share.....................  $       29.20
                                                    =============
Class C Shares:
Net Assets........................................    $30,808,735
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      1,066,975
    Net Asset Value Per Share.....................  $       28.87
                                                    =============
Class D Shares:
Net Assets........................................   $152,557,849
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      5,181,880
    Net Asset Value Per Share.....................  $       29.44
                                                    =============

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2003

Net Investment Income:
Income
Dividends (net of $6,199 foreign withholding
 tax).............................................  $ 17,845,969
Interest..........................................       164,898
                                                    ------------
    Total Income..................................    18,010,867
                                                    ------------
Expenses
Distribution fee (Class A shares).................        49,470
Distribution fee (Class B shares).................     8,640,791
Distribution fee (Class C shares).................       244,704
Investment management fee.........................     4,832,111
Transfer agent fees and expenses..................     1,286,489
Shareholder reports and notices...................       110,731
Registration fees.................................        88,279
Professional fees.................................        52,671
Custodian fees....................................        48,838
Trustees' fees and expenses.......................        26,642
Other.............................................       177,502
                                                    ------------
    Total Expenses................................    15,558,228
                                                    ------------
    Net Investment Income.........................     2,452,639
                                                    ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain.................................    85,108,008
Net change in unrealized appreciation.............  (105,740,642)
                                                    ------------
    Net Loss......................................   (20,632,634)
                                                    ------------
Net Decrease......................................  $(18,179,995)
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED
                                          JUNE 30, 2003   JUNE 30, 2002
                                          --------------  --------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................  $    2,452,639  $      382,701
Net realized gain.......................      85,108,008         534,440
Net change in unrealized appreciation...    (105,740,642)    (90,096,027)
                                          --------------  --------------

    Net Decrease........................     (18,179,995)    (89,178,886)
                                          --------------  --------------

Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares........................         (81,316)       (184,473)
  Class B shares........................        (306,621)       (746,524)
  Class C shares........................         (18,641)       (106,386)
  Class D shares........................        (593,431)       (779,763)
Net realized gain
  Class A shares........................          (6,034)        (20,803)
  Class B shares........................        (274,269)     (1,370,991)
  Class C shares........................          (7,786)        (20,684)
  Class D shares........................         (34,386)        (63,962)
                                          --------------  --------------

    Total Dividends and Distributions...      (1,322,484)     (3,293,586)
                                          --------------  --------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................     (21,003,876)    133,995,563
                                          --------------  --------------

    Net Increase (Decrease).............     (40,506,355)     41,523,091

Net Assets:
Beginning of period.....................   1,179,511,986   1,137,988,895
                                          --------------  --------------

End of Period
 (Including accumulated undistributed
 net investment income of $1,312,360 and
 dividends in excess of net investment
 income of $72,154, respectively).......  $1,139,005,631  $1,179,511,986
                                          ==============  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003

1. Organization and Accounting Policies
Morgan Stanley Value-Added Market Series -- Equity Portfolio (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index. The Fund was organized as a Massachusetts business trust on May 27, 1987 and commenced operations on December 1, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; and (7) short-term debt

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.45% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.425% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.40% to the portion of daily net assets in excess of $2 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $56,278,073 at June 30, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended June 30, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

The Distributor has informed the Fund that for the year ended June 30, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $12, $892,336 and $11,156, respectively and received $147,508 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended June 30, 2003 aggregated $255,764,684 and $254,081,896, respectively. Included in the aforementioned are purchases of Morgan Stanley common stock of $479,919 and sales of $61,545, as well as a realized loss of $1,203. Also included in the aforementioned are purchases with Morgan Stanley American Opportunities Fund of $293,720.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2003, the Fund had transfer agent fees and expenses payable of approximately $8,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended June 30, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,230. At June 30, 2003, the Fund had an accrued pension liability of $72,764 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal-tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

The tax character of distributions paid was as follows:

                                          For the Year   For the Year
                                              Ended          Ended
                                          June 30, 2003  June 30, 2002
                                          -------------  -------------
Ordinary income                            $1,000,009     $1,817,146
Long-term capital gains                       322,475      1,476,440
                                           ----------     ----------
Total distributions                        $1,322,484     $3,293,586
                                           ==========     ==========

As of June 30, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income             $ 1,361,569
Undistributed long-term gains              86,546,081
                                          -----------
Net accumulated earnings                   87,907,650
Temporary differences                         (72,764)
Net unrealized appreciation               337,149,838
                                          -----------
Total accumulated earnings                $424,984,724
                                          ===========

As of June 30, 2003, the Fund had temporary book-tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to tax adjustments on real estate investment trusts held by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $68,116, paid-in-capital was charged $7,640 and accumulated undistributed net realized gain was credited $75,756.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR               FOR THE YEAR
                                          ENDED                       ENDED
                                      JUNE 30, 2003               JUNE 30, 2002
                                --------------------------  -------------------------
                                  SHARES        AMOUNT        SHARES       AMOUNT
                                -----------  -------------  ----------  -------------
CLASS A SHARES
Sold..........................      394,791  $  10,284,849     544,649  $  17,155,873
Reinvestment of dividends and
 distributions................        3,061         79,255       6,428        192,060
Redeemed......................     (124,768)    (3,262,483)   (531,653)   (16,243,901)
                                -----------  -------------  ----------  -------------
Net increase -- Class A.......      273,084      7,101,621      19,424      1,104,032
                                -----------  -------------  ----------  -------------
CLASS B SHARES
Sold..........................    5,713,786    151,175,552   7,931,343    244,668,498
Reinvestment of dividends and
 distributions................       19,377        501,115      61,073      1,829,154
Redeemed......................   (9,058,473)  (235,504,110) (7,116,368)  (217,131,130)
                                -----------  -------------  ----------  -------------
Net increase (decrease) --
 Class B......................   (3,325,310)   (83,827,443)    876,048     29,366,522
                                -----------  -------------  ----------  -------------
CLASS C SHARES
Sold..........................      482,299     12,640,705     590,487     17,944,645
Reinvestment of dividends and
 distributions................          980         25,041       3,982        117,997
Redeemed......................     (236,399)    (6,027,151)   (122,726)    (3,711,602)
                                -----------  -------------  ----------  -------------
Net increase -- Class C.......      246,880      6,638,595     471,743     14,351,040
                                -----------  -------------  ----------  -------------
CLASS D SHARES
Sold..........................    3,308,036     87,731,047   3,435,767    105,765,436
Reinvestment of dividends and
 distributions................       20,343        527,285      23,149        691,696
Redeemed......................   (1,483,318)   (39,174,981)   (559,470)   (17,283,163)
                                -----------  -------------  ----------  -------------
Net increase -- Class D.......    1,845,061     49,083,351   2,899,446     89,173,969
                                -----------  -------------  ----------  -------------
Net increase (decrease) in
 Fund.........................     (960,285) $ (21,003,876)  4,266,661  $ 133,995,563
                                ===========  =============  ==========  =============

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                  FOR THE YEAR ENDED JUNE 30
                           -------------------------------------------------------------------------
                               2003           2002           2001           2000           1999
                           -------------  -------------  -------------  -------------  -------------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $29.59         $32.08         $34.80         $40.58         $38.63
                               ------         ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment
   income++..............        0.23           0.23           0.27           0.34           0.35
  Net realized and
   unrealized gain
   (loss)................       (0.34)         (2.32)          3.57          (1.76)          4.55
                               ------         ------         ------         ------         ------
Total income (loss) from
 investment operations...       (0.11)         (2.09)          3.84          (1.42)          4.90
                               ------         ------         ------         ------         ------
Less dividends and
 distributions from:
  Net investment
   income................       (0.11)         (0.36)         (0.27)         (0.31)         (0.34)
  Net realized gain......       (0.01)         (0.04)         (6.29)         (4.05)         (2.61)
                               ------         ------         ------         ------         ------
Total dividends and
 distributions...........       (0.12)         (0.40)         (6.56)         (4.36)         (2.95)
                               ------         ------         ------         ------         ------
Net asset value, end of
 period..................      $29.36         $29.59         $32.08         $34.80         $40.58
                               ======         ======         ======         ======         ======
Total Return+............       (0.32)%        (6.53)%        12.37%         (3.11)%        14.17%

Ratios to Average Net
 Assets(1):
Expenses.................        0.89 %         0.85 %         0.84%          0.83 %         0.80%
Net investment income....        0.88 %         0.73 %         0.83%          0.93 %         0.87%
Supplemental Data:
Net assets, end of
 period, in thousands....     $27,491        $19,625        $20,652        $18,489        $25,187
Portfolio turnover
 rate....................          25 %            9 %            5%            11 %           13%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS CONTINUED

                                                  FOR THE YEAR ENDED JUNE 30
                           -------------------------------------------------------------------------
                               2003           2002           2001           2000           1999
                           -------------  -------------  -------------  -------------  -------------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $29.54          $31.91         $34.76         $40.50         $38.54
                               ------          ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)++..............        0.03           (0.01)          0.03           0.10           0.11
  Net realized and
   unrealized gain
   (loss)................       (0.35)          (2.30)          3.54          (1.74)          4.57
                               ------          ------         ------         ------         ------
Total income (loss) from
 investment
 operations..............       (0.32)          (2.31)          3.57          (1.64)          4.68
                               ------          ------         ------         ------         ------
Less dividends and
 distributions from:
  Net investment
   income................       (0.01)          (0.02)         (0.13)         (0.05)         (0.11)
  Net realized gain......       (0.01)          (0.04)         (6.29)         (4.05)         (2.61)
                               ------          ------         ------         ------         ------
Total dividends and
 distributions...........       (0.02)          (0.06)         (6.42)         (4.10)         (2.72)
                               ------          ------         ------         ------         ------
Net asset value, end of
 period..................      $29.20          $29.54         $31.91         $34.76         $40.50
                               ======          ======         ======         ======         ======
Total Return+............       (1.08)%         (7.23)%        11.50%         (3.73)%        13.47%

Ratios to Average Net
 Assets(1):
Expenses.................        1.65 %          1.60 %         1.59%          1.48 %         1.42%
Net investment income
 (loss)..................        0.12 %         (0.02)%         0.08%          0.28 %         0.25%
Supplemental Data:
Net assets, end of
 period, in thousands....    $928,148      $1,037,039     $1,092,195     $1,102,819     $1,497,116
Portfolio turnover
 rate....................          25 %             9 %            5%            11 %           13%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS CONTINUED

                                                  FOR THE YEAR ENDED JUNE 30
                           -------------------------------------------------------------------------
                               2003           2002           2001           2000           1999
                           -------------  -------------  -------------  -------------  -------------
Class C Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $29.22         $31.76         $34.61         $40.33         $38.46
                               ------         ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)++..............        0.03          (0.01)          0.04           0.09           0.04
  Net realized and
   unrealized gain
   (loss)................       (0.35)         (2.28)          3.53          (1.73)          4.56
                               ------         ------         ------         ------         ------
Total income (loss) from
 investment operations...       (0.32)         (2.29)          3.57          (1.64)          4.60
                               ------         ------         ------         ------         ------
Less dividends and
 distributions from:
  Net investment
   income................       (0.02)         (0.21)         (0.13)         (0.03)         (0.12)
  Net realized gain......       (0.01)         (0.04)         (6.29)         (4.05)         (2.61)
                               ------         ------         ------         ------         ------
Total dividends and
 distributions...........       (0.03)         (0.25)         (6.42)         (4.08)         (2.73)
                               ------         ------         ------         ------         ------
Net asset value, end of
 period..................      $28.87         $29.22         $31.76         $34.61         $40.33
                               ======         ======         ======         ======         ======
Total Return+............       (1.09)%        (7.23)%        11.57%         (3.76)%        13.31%

Ratios to Average Net
 Assets(1):
Expenses.................        1.65 %         1.60 %         1.54%          1.50 %         1.57%
Net investment income
 (loss)..................        0.12 %        (0.02)%         0.13%          0.26 %         0.10%
Supplemental Data:
Net assets, end of
 period, in thousands....     $30,809        $23,962        $11,063         $8,294        $10,748
Portfolio turnover
 rate....................          25 %            9 %            5%            11 %           13%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS CONTINUED

                                                  FOR THE YEAR ENDED JUNE 30
                           -------------------------------------------------------------------------
                               2003           2002           2001           2000           1999
                           -------------  -------------  -------------  -------------  -------------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $29.63         $32.19         $34.88         $40.65         $38.69
                               ------         ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment
   income++..............        0.30           0.30           0.38           0.42           0.47
  Net realized and
   unrealized gain
   (loss)................       (0.34)         (2.33)          3.54          (1.76)          4.52
                               ------         ------         ------         ------         ------
Total income (loss) from
 investment operations...       (0.04)         (2.03)          3.92          (1.34)          4.99
                               ------         ------         ------         ------         ------
Less dividends and
 distributions from:
  Net investment
   income................       (0.14)         (0.49)         (0.32)         (0.38)         (0.42)
  Net realized gain......       (0.01)         (0.04)         (6.29)         (4.05)         (2.61)
                               ------         ------         ------         ------         ------
Total dividends and
 distributions...........       (0.15)         (0.53)         (6.61)         (4.43)         (3.03)
                               ------         ------         ------         ------         ------
Net asset value, end of
 period..................      $29.44         $29.63         $32.19         $34.88         $40.65
                               ======         ======         ======         ======         ======
Total Return+............       (0.09)%        (6.28)%        12.59%         (2.89)%        14.43%

Ratios to Average Net
 Assets(1):
Expenses.................        0.65 %         0.60 %         0.60%          0.59 %         0.59%
Net investment income....        1.12 %         0.98 %         1.07%          1.17 %         1.08%
Supplemental Data:
Net assets, end of
 period, in thousands....    $152,558        $98,886        $14,078        $46,199        $56,541
Portfolio turnover
 rate....................          25 %            9 %            5%            11 %           13%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Value-Added Market Series -- Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Value-Added Market Series -- Equity Portfolio (the "Fund"), including the portfolio of investments, as of June 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Value-Added Market Series -- Equity Portfolio as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
AUGUST 7, 2003

                      2003 FEDERAL TAX NOTICE (UNAUDITED)

       For the fiscal year ended June 30, 2003, 100% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

       During the fiscal year ended June 30, 2003, the Fund paid to common shareholders $0.01 per share from long-term capital gains. The entire distribution was attributable to pre-May 6 capital gains.

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XIII.  MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------

I.  POLICY STATEMENT

    INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

    Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

    PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

    VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and

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(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

    To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      -  Selection or ratification of auditors.

      -  Approval of financial statements, director and auditor reports.

      -  Election of Directors.

      - Limiting Directors' liability and broadening indemnification of Directors.

      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

      -  General updating/corrective amendments to the charter.

      -  Elimination of cumulative voting.

      -  Elimination of preemptive rights.

      - Provisions for confidential voting and independent tabulation of voting results.

      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

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        CAPITALIZATION CHANGES

      - Capitalization changes that eliminate other classes of stock and voting rights.

      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
         (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

      -  Proposals for share repurchase plans.

      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

      -  Proposals to effect stock splits.

      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

        COMPENSATION

      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

      - Establishment of Employee Stock Option Plans and other employee ownership plans.

        ANTI-TAKEOVER MATTERS

      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

      -  Creation of "blank check" preferred stock.

      -  Changes in capitalization by 100% or more.

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      -  Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

      -  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

        CORPORATE TRANSACTIONS

      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

         (i)   Whether the stock option plan is incentive based;

         (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

         (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

        ANTI-TAKEOVER PROVISIONS

      -  Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      -  Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      -  Confidential voting.

      -  Reduction or elimination of supermajority vote requirements.

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   2.  The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      -  Proposals that limit tenure of directors.

      -  Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      -  Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      - Proposals that limit retirement benefits or executive compensation.

      -  Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      -  Requiring shareholder approval of golden parachutes.

      -  Elimination of certain anti-takeover related provisions.

      -  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

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       (c)  The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

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